UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.  )

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Soliciting Material Pursuant to §240.14a-12

ABEONA THERAPEUTICS INC.
(Name of Registrant as Specified in its Charter)

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ABEONA THERAPEUTICS INC.
1330 Avenue of the Americas, 33rd Floor
New York, NY 10019
646-813-4712
April 18, 2019
To Our Stockholders:
You are cordially invited to attend the Annual Meeting of Stockholders (the “Meeting”) of Abeona Therapeutics Inc. (the “Company”) to be held on Tuesday, May 28, 2019 at 10:00 a.m., local time, at the New York offices of Abeona Therapeutics Inc., 1330 Avenue of the Americas, 33rd Floor, New York, New York 10019, telephone no. 646-813-4712.
The Notice of Annual Meeting and the proxy statement that follow describe the business to be considered and acted upon by stockholders of the Company at the Annual Meeting. Please carefully review the information contained in the proxy statement.
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, IT IS VERY IMPORTANT THAT YOU MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY REVOKE YOUR PROXY AT THAT TIME BY REQUESTING THE RIGHT TO VOTE IN PERSON. YOU MAY ALSO REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS EXERCISED BY VOTING IN PERSON AT THE ANNUAL MEETING, BY SUBMITTING ANOTHER PROXY BEARING A LATER DATE OR BY GIVING NOTICE IN WRITING TO OUR SECRETARY NOT LATER THAN THE DAY PRIOR TO THE ANNUAL MEETING.
Sincerely,
Steven H. Rouhandeh
Executive Chairman

ABEONA THERAPEUTICS INC.
1330 Avenue of the Americas, 33rd Floor
New York, NY 10019
646-813-4712
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
to be held on Tuesday, May 28, 2019
PLEASE TAKE NOTICE that the 2019 Annual Meeting of Stockholders (the “Meeting”) of Abeona Therapeutics Inc. (the “Company”) will be held at the offices of Abeona Therapeutics Inc., 1330 Avenue of the Americas, 33rd Floor, New York, New York 10019, on Tuesday, May 28, 2019, at 10:00 a.m., local time, for the following purposes:
1.
To elect Mark Alvino, Stefano Buono and João Siffert, M.D. as Class 3 Directors to hold office for a term of three years and until their successors are elected and qualified;

2.
To approve, on an advisory basis, the compensation of the Company’s named executive officers;

3.
To ratify the appointment of Whitley Penn LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019; and

4.
To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on Friday April 5, 2019, as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the Meeting and any adjournment or postponement thereof. Only stockholders of record at the close of business on the record date are entitled to notice of and to vote at the Meeting. A complete list of stockholders entitled to vote at the Meeting will be available for inspection by stockholders during normal business hours, during the ten days prior to the Meeting as well as at the Meeting.
Information relating to the proposals described above is set forth in the accompanying proxy statement. Please carefully review the proxy statement, which is accompanied by our annual report for the fiscal year ended December 31, 2018.
Stockholders are cordially invited to attend the Meeting in person. YOUR VOTE IS IMPORTANT. If you do not expect to attend the Meeting, or if you do plan to attend but wish to vote by proxy, please complete, date, sign and mail the enclosed proxy card in the return envelope provided addressed to Abeona Therapeutics Inc., c/o American Stock Transfer & Trust Company, 6201 15th Avenue, Brooklyn, New York 11219. Proxies will also be accepted as follows: (1) by transmission of a facsimile provided that such facsimile contains sufficient information from which it can be determined that the transmission was authorized by the stockholder delivering such proxy (American Stock Transfer & Trust Company’s fax number is 718-765-8730); via the Internet by accessing www.voteproxy.com and following the on-screen instructions or scanning the QR code on the proxy card with your smartphone; or (3) by calling toll-free at 1-800-776-9437 in the United States or 718-921-8500 from foreign countries from any touch-tone telephone and following the instructions. You should have your proxy card available in front of you when you log onto the Internet or call. You can vote online or by phone until 11:59 PM EST the day before the meeting.
By Order of the Board of Directors,
Steven H. Rouhandeh
Executive Chairman
New York, NY
April 18, 2019

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD ON MAY 28, 2019
The Notice of Meeting, proxy statement, proxy card and annual report on
Form 10-K for the year ended December 31, 2018
are available at http://shareholdermaterial.com/abeo
The Board of Directors (the “Board”) of Abeona is providing this Proxy Statement in connection with Abeona’s 2019 Annual Meeting of Stockholders to be held on Tuesday, May 28, 2019, at 10:00 a.m. local time, at the offices of Abeona, 1330 Avenue of the Americas, 33rd Floor, New York, NY 10019, and any adjournment or postponement thereof.
Proxy materials or a Notice of Internet Availability of Proxy Materials (the “Notice”) are being first released or mailed to stockholders on or about April 18, 2019. In accordance with rules and regulations adopted by the Securities and Exchange Commission (the “SEC”), Abeona may furnish proxy materials, including the Proxy Statement, proxy card, and annual report on Form 10-K for the year ended December 31, 2018, by providing Internet access to those documents, instead of mailing a printed copy of its proxy materials to each stockholder of record. This Proxy Statement and our Annual Report are available at http://shareholdermaterial.com/abeo.

i

ABEONA THERAPEUTICS INC.
1330 Avenue of the Americas, 33rd Floor
New York, NY 10019
(646) 813-4712

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
To Be Held On Tuesday, May 28, 2019
This proxy statement is furnished by Abeona Therapeutics Inc., a Delaware corporation (“we,” “Abeona” or the “Company”), to holders of its common stock, par value $.01 per share (“Common Stock”), in connection with the solicitation of proxies by our Board of Directors (the “Board”) for use at our Annual Meeting of Stockholders (the “Annual Meeting”), and at any and all adjournments or postponements thereof. This proxy statement and the accompanying form of proxy is first being sent to holders of Common Stock on or about April 18, 2019. Our mailing address and the location of our principal executive offices is 1330 Avenue of the Americas, 33rd Floor, New York, NY 10019. Our telephone number is (646) 813-4712. The purposes of the Annual Meeting are set forth in the Notice of Annual Meeting of Stockholders which accompanies this proxy statement.
A stockholder signing and returning the enclosed proxy may revoke it at any time before it is exercised by voting in person at the Annual Meeting, by submitting another proxy bearing a later date or by giving notice in writing to our Secretary not later than the day prior to the Annual Meeting. All proxies returned prior to the Annual Meeting that have not been revoked will be voted in accordance with instructions contained therein or, if no choice is specified for one or more proposals, the shares represented by such proxy will be voted “FOR” the proposals, and in the discretion of the named proxies with respect to any other matters that may properly come before the Annual Meeting.
A stockholder may designate a person or persons other than those persons designated on the form of proxy to act as the stockholder’s proxy by striking out the name(s) appearing on the proxy card, inserting the name(s) of another person(s) and delivering the signed card to that person(s). The person(s) designated by the stockholder must present the signed proxy card at the Annual Meeting in order for the shares to be voted.
Where the stockholder is not the holder of record, such as where the shares are held through a broker, nominee, fiduciary or other custodian, the stockholder must provide voting instructions to the record holder of the shares in accordance with the record holder’s requirements in order to ensure that the shares are properly voted.
At the close of business on April 5, 2019, the record date for the Annual Meeting (the “Record Date”), the number of our issued and outstanding shares of Common Stock entitled to vote was 48,092,828. Each share of Common Stock entitles its holder to one vote with respect to all matters submitted to stockholders for a vote at the Annual Meeting. In the election of directors, stockholders have cumulative voting rights and may elect to cumulate their votes, as described below.
If your shares of common stock are registered directly in your name with our transfer agent, Computershare, you are considered a “stockholder of record” or a “registered stockholder” of those shares. You should follow the instructions on the Notice to ensure that your vote is counted. Alternatively, you may attend and vote in person at the Annual Meeting.
If your shares are held in an account at a bank, brokerage firm, or other similar organization (which we refer to as a “broker”), then you are a beneficial owner of shares held in “street name.” In that case, you will have received these proxy materials from the bank, brokerage firm, or other similar organization holding your account and, as a beneficial owner, you have the right to direct your bank, brokerage firm, or similar organization how to vote the shares held in your account.

A complete list of Company stockholders entitled to vote at the Annual Meeting will be available at our principal executive offices during normal business hours, at least ten days prior to the Annual Meeting and during the Annual Meeting. According to our Amended and Restated Bylaws (the “Bylaws”), the presence, in person or by proxy, of the holders of a majority of the shares outstanding and entitled to vote constitutes a quorum for the conduct of business at the Annual Meeting. Abstentions and broker non-votes are counted as present for purposes of determining whether a quorum is present.
A broker non-vote occurs when brokers, who hold their clients’ shares in street name, sign and submit proxies for such shares and vote such shares on some matters but not others. This would occur when brokers have not received any instructions from their clients, in which case the brokers, as the holders of record, are permitted to vote on “routine” matters, which include the ratification of the appointment of an independent registered public accounting firm, but not on “non-routine” matters, such as the election of directors and advisory approval of the compensation of our named executive officers.
Stockholders have the right to vote cumulatively for the election of Directors. This means that in voting at the Annual Meeting, each stockholder, or his or her proxy, may multiply the number of his or her shares by three (the number of directors to be elected) and then vote the resulting total number of shares for a single nominee, or distribute such votes on the ballot among the three nominees desired. The proxies submitted to the Board in response to this solicitation may, at the discretion of the proxy holder, cumulate the votes of the shares the proxies represent. If you vote cumulatively, please make sure that the votes you cast add up to the number of shares you own multiplied by three. If the number of votes does not add up correctly, your votes will not be counted until a properly completed proxy card has been received. If you provide vote allocation instructions for less than all of the votes that you are entitled to cast, the proxy holders will have discretionary authority to cast your remaining votes pursuant to the instructions of the Board, except for any nominee for whom you have withheld authority by marking the “FOR ALL EXCEPT” box. The cumulative voting feature for the election of directors also is available by voting in person at the Annual Meeting.
For Proposal 1, directors will be elected by a plurality of shares present in person or represented by proxy at the Annual Meeting, which means that the three individuals receiving the highest number of  “FOR” votes will be elected director. For Proposal 1, stockholders may vote “FOR ALL NOMINEES,” “WITHHOLD AUTHORITY FOR ALL NOMINEES,” or “FOR ALL EXCEPT.” Withhold votes will have no effect on the outcome of the vote for Proposal 1. Broker non-votes, if any, will be disregarded and will have no effect on the outcome of the vote for Proposal 1.
For Proposal 2, the compensation of our named executive officers will be approved on an advisory basis upon the affirmative vote of a majority of the outstanding shares of Common Stock present in person or by proxy at the Annual Meeting and entitled to vote on the proposal. Stockholders may vote “FOR” or “AGAINST,” or “ABSTAIN” from voting. Abstentions will have the effect of a vote against Proposal 2. Broker non-votes, if any, will be disregarded and will have no effect on the outcome of the vote for Proposal 2.
For Proposal 3, ratification of Whitley Penn LLP as our independent public accountant will be approved upon the affirmative vote of a majority of the outstanding shares of Common Stock voting present in person or by proxy at the Annual Meeting and entitled to vote on the proposal. Abstentions will have the effect of a vote “AGAINST” such proposal. Broker non-votes, if any, will be disregarded and will have no effect on the outcome of the vote for Proposal 3.
The Board is not aware of any matters that will be brought before the Annual Meeting other than those matters specifically set forth in the Notice of Annual Meeting. However, if any other matter properly comes before the Annual Meeting, it is intended that the persons named in the enclosed form of proxy, or their substitutes acting thereunder, will vote on such matter in accordance with the recommendations of the Board, or, if no such recommendations are made, in accordance with their best judgment.
All expenses in connection with solicitation of proxies will be borne by us. We will also request brokers, dealers, banks and voting trustees, and their nominees, to make available the Notice of Annual Meeting, this proxy statement, the accompanying form of proxy and our annual report for the fiscal year ended December 31, 2018 to beneficial owners and will reimburse them for their expenses in forwarding these materials. We expect to solicit proxies primarily by mail, but our directors, officers and employees may also solicit in person, by telephone or email.

This proxy statement should be read together with our annual report for the fiscal year ended December 31, 2018, including the financial statements and management’s discussion and analysis of financial condition and results of operations contained therein.
Corporate Governance Matters
Pursuant to the Delaware General Corporation Law and our Bylaws, our business, property and affairs are managed by or under the direction of our Board. Members of the Board are kept informed of our business through discussions with our Executive Chairman, Chief Executive Officer and other officers, by reviewing materials provided to them and by participating in meetings of the Board and its committees. The Board is currently set at seven directors. The Board meets during our fiscal year to review significant developments affecting us and to act on matters requiring Board approval.
The Board has adopted a number of corporate governance documents, including charters for its Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee, corporate governance guidelines, a code of business conduct and ethics for employees, executive officers and directors (including its principal executive officer and principal accounting officer) and a whistleblower policy regarding the treatment of complaints on accounting, internal accounting controls and auditing matters. All of these documents are available on our website at www.abeonatherapeutics.com under the heading “Investor & Media — Corporate Governance — Governance Documents,” and a copy of any such document may be obtained, without charge, upon written request to the Company, c/o Investor Relations, 1330 Avenue of the Americas, 33rd Floor, New York, NY 10019.
Stockholder Communications with the Board
The Board has established a process for stockholders to send communications to it. Stockholders may send written communications to the Board or individual directors to Abeona Therapeutics Inc., Board of Directors, c/o Executive Chairman, 1330 Avenue of the Americas, 33rd Floor, New York, NY 10019. Stockholders also may send communications via email to IR@abeonatherapeutics.com with the notation “Attention: Executive Chairman” in the subject field. All communications will be reviewed by the Executive Chairman of the Company, who will determine whether such communications are relevant and for a proper purpose and appropriate for Board review and, if applicable, submit such communications to the Board on a periodic basis.
Director Independence
We are listed on the Nasdaq Capital Market (“Nasdaq”) and follow Nasdaq rules and regulations governing director independence. The Board has determined that each of Mr. Alvino, Dr. Howell, Mr. Van Duyne, Mr. Buono and Dr. Wider are independent under applicable Nasdaq rules.
Board Leadership Structure
The Board has no set policy with respect to the separation of the roles of Chairman of the Board and principal executive officer. Currently, Steven H. Rouhandeh serves as our Chairman of the Board and as Executive Chairman (principal executive officer). There are currently no lead independent directors serving on our Board.
Our Board leadership structure is commonly utilized by other public companies in the United States, and we believe that it is effective for us. We believe this leadership structure is appropriate for us given the size and scope of our business, the experience and active involvement of our independent directors, and our corporate governance practices, which include regular communication with and interaction between and among the Executive Chairman, the Chief Executive Officer, President and Chief Scientific Officer, Chief Financial Officer and the Chief Accounting Officer and the independent directors. Of the current members of our Board, five are independent from management. Effective as of the Annual Meeting the Board will be set at seven members, five of whom are independent from management. At this time, we believe that having one person as Chairman and Executive Chairman and independent chairs for each of our Board committees provides the best form of leadership for us.

Board of Director’s Role in Risk Oversight
The Board is responsible for overseeing our management and operations, including overseeing our risk assessment and risk management functions. We believe that our directors provide effective oversight of risk management functions. On a regular basis we perform a risk review wherein the management team evaluates the risks we expect to face in the upcoming year and over a longer-term horizon. From this risk assessment plans are developed to deal with the risks identified. The results of this risk assessment are provided to the Board for their consideration and review. In addition, members of our management periodically present to the Board the strategies, issues and plans for the areas of our business for which they are responsible. While the Board oversees risk management, our management is responsible for day-to-day risk management processes. Additionally, the Board requires that management raise exceptional issues to the Board. We believe this division of responsibilities is the most effective approach for addressing the risks we face and that the Board leadership structure supports this approach.
Code of Business Conduct and Ethics
We have adopted a written Code of Business Conduct and Ethics that applies to all of our directors, officers and employees. We have posted our Code of Business Conduct and Ethics on our website, available at www.abeonatherapeutics.com. Any amendment to the Code of Business Conduct and Ethics or any waiver of the Code of Business Conduct and Ethics will be disclosed on our website at www.abeonatherapeutics.com promptly following the date of such amendment or waiver.
Officers and Directors
Our Restated Certificate of Incorporation (the “Certificate of Incorporation”) and Bylaws presently provide that our Board shall consist of three to 15 members, divided into three staggered classes as nearly equal in number as possible. The Board is currently set at seven directors. Our directors serve for a term of three years and until the respective election and qualification of their successors. Pursuant to our Bylaws, the Board selects our Chairman of the Board and our executive officers. Each of our executive officers is selected by the Board for a term of one year or until the executive officer’s successor is duly elected and qualified or until such executive officer’s resignation or removal. There is no family relationship among any of our directors or executive officers.
Our directors and executive officers are as follows:
Name	Age	Title
Steven H. Rouhandeh	62	Chairman of the Board and Executive Chairman*
João Siffert, M.D.	55	Chief Executive Officer and Director**
Timothy J. Miller, Ph.D.	47	President and Chief Scientific Officer
Christine Berni Silverstein	36	Chief Financial Officer***
Edward Carr	49	Vice President and Chief Accounting Officer†
Richard Van Duyne	65	Director
Mark J. Alvino	51	Director
Stephen B. Howell, M.D.	74	Director
Todd Wider, M.D.	54	Director
Stefano Buono	52	Director

*
Appointed to the board of directors by SCO Capital Partners LLC (“SCO”) pursuant to a Director Designation Agreement between SCO and Abeona.

**
Effective February 11, 2019, Dr. Siffert was appointed Chief Executive Officer and Director.

***
Effective January 7, 2019, Ms. Silverstein was appointed Chief Financial Officer.

†
Effective January 7, 2019, Mr. Carr was appointed Chief Accounting Officer.

The compensation decisions made in connection with these events are further described below.
Committees of the Board of Directors
The Board established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Each of the committees of the Board acts pursuant to a separate written charter adopted by the Board.
The Audit Committee is currently comprised of Mark J. Alvino (Chairman), Richard Van Duyne, and Todd Wider, M.D. The Board has determined that Mr. Alvino is an “audit committee financial expert,” under applicable SEC rules and regulations. The Audit Committee’s responsibilities and duties are, among other things, to engage the independent auditors, review the audit fees, supervise matters relating to audit functions and review and set internal policies and procedure regarding audits, accounting and other financial controls. The Board has determined that Mr. Alvino, Mr. Van Duyne, and Dr. Wider are independent under applicable SEC and Nasdaq rules and regulations. The Audit Committee acts pursuant to a written charter, which is available on our website at www.abeonatherapeutics.com under “Investors & Media — Corporate Governance — Governance Documents.”
The Compensation Committee is currently comprised of Mark. J. Alvino (Chairman), Stephen B. Howell, M.D. and Todd Wider, M.D. All committee members are non-employee directors under applicable SEC rules, and are “outside” directors under Internal Revenue Code Section 162(m). All committee members also are independent under applicable Nasdaq rules and regulations. The Compensation Committee acts pursuant to a written charter, which is available on our website at www.abeonatherapeutics.com under “Investors & Media — Corporate Governance — Governance Documents.”
The Nominating and Corporate Governance Committee is currently comprised of Richard Van Duyne (Chairman), Stefano Buono, and Stephen B. Howell, M.D. All committee members are independent under applicable SEC and Nasdaq rules and regulations. The Nominating and Corporate Governance Committee is responsible for, among other things, considering potential Board members, making recommendations to the full Board as to nominees for election to the Board, assessing the effectiveness of the Board and implementing our corporate governance guidelines. The Nominating and Corporate Governance Committee acts pursuant to a written charter, which is available on our website at www.abeonatherapeutics.com under “Investors & Media — Corporate Governance — Governance Documents.”
Meetings Attendance
The Board held 10 meetings during the 2018 fiscal year. Each director attended 75 percent or more of the Board meetings and meetings of committees of which he was a member that were held during the period of his service as a director.
The Audit Committee held four meetings during the 2018 fiscal year and all members were present.
The Compensation Committee held three meetings during the 2018 fiscal year and all members were present.
The Nominating and Corporate Governance Committee held one meeting during the 2018 fiscal year and all members were present.
All of the directors then currently serving as director attended the 2018 annual meeting of stockholders. Although we currently do not require directors to attend annual stockholder meetings, we do encourage directors to do so and welcome their attendance. We generally schedule a Board meeting in conjunction with the annual meeting and plan to continue to do so in the future. We expect that directors will attend annual stockholder meetings absent a valid reason.
Compensation of Directors
Each director who is not also an Abeona employee receives a quarterly fee of  $11,250. Each director will have $2,000 deducted from such director’s fee if the director misses more than one Board meeting during a fiscal year, and $1,000 deducted per committee meeting not attended. In addition, we reimburse each director, whether an employee or not, for the expense of attending Board and committee meetings.

During 2018, each of our outside directors received $11,250 cash compensation for each quarter of 2018 in which he served as a director. There were no additional fees paid for their service on a Board committee or as a chairman of a Board committee.
Incoming outside directors during 2018 were granted options to purchase 30,000 shares of our Common Stock.
Director Compensation Table — 2018
The table below represents the compensation paid to our outside directors during the year ended December 31, 2018:
Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)		Total ($)
Mark J. Alvino	$45,000	$	—(2)	$45,000
Stefano Buono	33,750		377,808(3)	411,558
Stephen B. Howell, M.D.	45,000		—(4)	45,000
Richard Van Duyne	33,750		377,808(5)	411,558
Todd Wider, M.D.	45,000		538,737(6)	583,737

(1)
The value listed represents the fair value of the options granted under ASC 718 during 2018. Fair value is calculated as of the grant date using the Black-Scholes (“Black-Scholes”) option-pricing model. The determination of the fair value of share-based payment awards made on the date of grant is affected by our stock price as well as assumptions regarding a number of complex and subjective variables. Our assumptions in determining fair value are described in note 11 to our audited financial statements for the year ended December 31, 2018, included in our Annual Report on Form 10-K.

(2)
Mr. Alvino last received options to purchase shares of our Common Stock on December 14, 2017. Mr. Alvino had options to purchase 217,000 shares of our Common Stock at December 31, 2018.

(3)
Represents the fair value of options granted on May 22, 2018 to purchase 30,000 shares of our Common Stock. Mr. Buono had options to purchase 30,000 shares of our Common Stock at December 31, 2018.

(4)
Dr. Howell last received options to purchase shares of our Common Stock on December 14, 2017. Dr. Howell had options to purchase 219,700 shares of our Common Stock at December 31, 2018.

(5)
Represents the fair value of options granted on May 22, 2018 to purchase 30,000 shares of our Common Stock. Mr. Van Duyne had options to purchase 30,000 shares of our Common Stock at December 31, 2018.

(6)
Represents the fair value of options granted on March 29, 2018 to purchase 50,000 shares of our Common Stock. Dr. Wider received this option grant as compensation for serving as Chairman of the Medical Affairs Committee. Dr. Wider had options to purchase 280,000 shares of our Common Stock at December 31, 2018.

Certain Relationships and Related Transactions
On occasion we may engage in certain related party transactions. There were no related party transactions in 2018 or 2017.

Equity Compensation Plan Information
The following table sets forth, as of December 31, 2018, information about shares of Common Stock outstanding and available for issuance under our existing equity compensation plans.
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders:
2015 Equity Incentive Plan	5,525,405	$8.08	2,333,346
2005 Equity Incentive Plan(1)	316,400	14.15	—
Equity compensation plans not approved by security holders	—	—	—
Total	5,841,805	$8.41	2,333,346

(1)
No further grants may be made under the 2005 Equity Incentive Plan.

Security Ownership of Certain Beneficial Owners and Management
Based solely upon information made available to us, the following table sets forth certain information with respect to the beneficial ownership of our Common Stock as of April 5, 2019 by (i) each person who is known by us to beneficially own more than five percent of any class of our Common Stock; (ii) each of our directors and nominees; (iii) each of our named executive officers; and (iv) all of our executive officers and directors as a group. The address of each holder listed below, except as otherwise indicated, is 1330 Avenue of the Americas, 33rd Floor, New York, NY 10019.
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership Common Stock(1)	Percent of Common Stock(2)
Steven H. Rouhandeh(3)	14,600,492	30.0%
Mark J. Alvino(4)	292,000	*
Stefano Buono(5)	30,000	*
Stephen B. Howell, M.D.(6)	295,195	*
João Siffert, M.D.	—	*
Richard Van Duyne(7)	30,000	*
Todd Wider, M.D.(8)	455,000	*
Timothy J. Miller, Ph.D.(9)	1,013,185	2.1%
Christine Berni Silverstein(10)	164,063	*
Edward Carr	—	*
SCO Capital Partners LLC and Beach Capital LLC(11)	13,694,659	28.3%
FMR LLC(12)	7,191,672	15.0%
Adage Capital Partners L.P.(13)	2,600,000	5.4%
T. Rowe Price(14)	2,549,555	5.3%
Wellington Management Group LLP(15)	4,071,217	8.5%
All Directors and Executive Officers as a group (consisting of 10 persons)	16,879,935	33.6%

*
Less than 1%

(1)
Includes outstanding shares of Common Stock held plus all shares of Common Stock issuable upon exercise of options, warrants and other rights exercisable within 60 days after April 5, 2019.

(2)
Based upon 48,092,828 shares of Common Stock issued and outstanding as of April 5, 2019.

(3)
Mr. Rouhandeh, our Chairman and Executive Chairman, is known to beneficially own an aggregate of 375,000 shares of our Common Stock, presently exercisable options for the purchase of 450,833 shares of our Common Stock pursuant to the 2015 Equity Incentive Plan and 80,000 shares of our Common Stock pursuant to the 2005 Equity Incentive Plan. He is also the Chief Investment Officer of SCO Capital Partners LLC. His address is c/o SCO Capital Partners LLC, 1330 Avenue of the Americas, 33rd Floor, New York, NY 10019. SCO Capital Partners LLC and Beach Capital LLC are known to beneficially own an aggregate of 13,444,659 shares of our Common Stock and warrants to purchase an aggregate of 250,000 shares of our Common Stock.

(4)
Mr. Alvino, our director, is known to beneficially own an aggregate of 75,000 shares of our Common Stock and presently exercisable options for the purchase of 205,000 shares of our Common Stock pursuant to the 2015 Equity Incentive Plan and 12,000 shares of our Common Stock pursuant to the 2005 Equity Incentive Plan.

(5)
Mr. Buono, our director, is known to beneficially own presently exercisable options for the purchase of 30,000 shares of our Common Stock pursuant to the 2015 Equity Incentive Plan.

(6)
Dr. Howell, our director, is known to beneficially own an aggregate of 75,495 shares of our Common Stock and presently exercisable options for the purchase of 205,000 shares of our Common Stock pursuant to the 2015 Equity Incentive Plan and 14,700 shares of our Common Stock pursuant to the 2005 Equity Incentive Plan.

(7)
Mr. Van Duyne, our director, is known to beneficially own presently exercisable options for the purchase of 30,000 shares of our Common Stock pursuant to the 2015 Equity Incentive Plan.

(8)
Dr. Wider, our director, is known to beneficially own an aggregate of 175,000 shares of our Common Stock and presently exercisable options for the purchase of 280,000 shares of our Common Stock pursuant to the 2015 Equity Incentive Plan.

(9)
Dr. Miller, our President and Chief Scientific Officer, is known to beneficially own an aggregate of 368,810 shares of our Common Stock and presently exercisable options for the purchase of 644,375 shares of our Common Stock pursuant to the 2015 Equity Incentive Plan.

(10)
Ms. Silverstein is known to beneficially own presently exercisable options for the purchase of 164,063 shares of our Common Stock pursuant to the 2015 Equity Incentive Plan.

(11)
SCO Capital Partners LLC and Beach Capital LLC’s address is 1330 Avenue of the Americas, 33rd Floor, New York, NY 10019. Mr. Rouhandeh is the Chief Investment Officer of SCO Capital Partners LLC. SCO Capital Partners LLC and Beach Capital LLC are known to beneficially own an aggregate of 13,444,659 shares of our Common Stock and warrants to purchase an aggregate of 250,000 shares of our Common Stock. Mr. Rouhandeh disclaims his beneficial ownership of such shares except to the extent of his pecuniary interest therein.

(12)
Based on information set forth in a Schedule 13G/A filed with the SEC on February 13, 2019 by FMR LLC. FMR LLC’s address is 245 Summer Street, Boston, MA 02210.

(13)
Based on information set forth in a Schedule 13G/A filed with the SEC on February 13, 2019 by Adage Capital Partners L.P. and related entities. Adage Capital Partners L.P.’s address is 200 Clarendon Street, 52nd Floor, Boston, MA 02116.

(14)
Based on information set forth in a Schedule 13G filed with the SEC on February 14, 2019 by T. Rowe Price Associates, Inc. T. Rowe Price Associates, Inc.’s address is 100 E. Pratt Street, Baltimore, MD 21202.

(15)
Based on information set forth in a Schedule 13G filed with the SEC on February 12, 2019 by Wellington Management Group LLP and related entities. Wellington Management Group LLP’s address is 280 Congress Street, Boston, MA 02210.

To our knowledge, except as noted above, no person or entity is the beneficial owner of more than 5% of the voting power of the Company’s Common Stock.

Executive Compensation
The following table sets forth the aggregate compensation paid to: (i) our principal executive officer; (ii) our two most highly compensated executive officers who were serving as executive officers at the end of fiscal year 2018; and (iii) one additional individual for whom disclosure would have been provided but for the fact that the individual was not serving as an executive officer at the end of fiscal year 2018.
Summary Compensation Table
Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	All Other Compensation ($)	Total ($)
Steven H. Rouhandeh Executive Chairman	2018	$515,000	$244,625(2)	$—	$14,925(3)	$774,550
	2017	$386,000	$154,000(4)	$1,521,000(5)	$—	$2,061,000
João Siffert, M.D.(6) Chief Executive Officer, Head of Research & Development and Chief Medical Officer	2018	$104,295	$45,818(2)	$1,313,990(7)	$95,000(8)	$1,559,103
Timothy J. Miller, Ph.D. President and Chief Scientific Officer	2018	$433,750	$124,920(2)	$—	$17,325(3)	$575,995
	2017	$375,000	$150,000(4)	$1,141,000(5)	$—	$1,666,000
Frank Carsten Thiel, Ph.D.(9) Former Chief Executive Officer	2018	$358,558	$—	$3,771,159(10)	$41,479(11)	$4,171,196

(1)
The value listed represents the fair value of the options granted under ASC 718 during 2018 and 2017. Fair value is calculated as of the grant date using the Black-Scholes option-pricing model. The determination of the fair value of share-based payment awards made on the date of grant is affected by our stock price as well as assumptions regarding a number of complex and subjective variables. Our assumptions in determining fair value are described in note 11 to our audited financial statements for the year ended December 31, 2018, included in our Annual Report on Form 10-K.

(2)
Represents bonuses accrued for performance in 2018 and paid in March 2019.

(3)
Represents employer matching contributions to the Company’s 401(k) Defined Contribution Plan.

(4)
Represents bonuses accrued for performance in 2017 and paid in December 2017.

(5)
Represents option awards granted on December 14, 2017.

(6)
Dr. Siffert joined our Company on October 24, 2018 as Head of Research and Development and Chief Medical Officer. He was appointed Interim Chief Executive Officer on November 26, 2018 and Chief Executive Officer and Director on February 11, 2019.

(7)
Represents the fair value of options granted to Dr. Siffert on October 24, 2018 to purchase 180,000 shares of our Common Stock in accordance with his employment agreement dated September 18, 2018.

(8)
Represents a sign-on bonus of  $95,000 paid to Dr. Siffert in connection with his employment agreement dated September 18, 2018.

(9)
Dr. Thiel was appointed Chief Executive Officer on March 29, 2018. Dr. Thiel’s employment was terminated by the Company effective November 26, 2018.

(10)
Represents the fair value of options granted to Dr. Thiel on March 29, 2018 to purchase 350,000 shares of our Common Stock in accordance with his employment agreement. This award was forfeited in conjunction with Dr. Thiel’s termination from the Company.

(11)
Represents an accrual for 11 months of health insurance premiums to be paid by the Company for the benefit of Dr. Thiel.

Outstanding Equity Awards at Fiscal Year-End
The following table summarizes the aggregate number of option awards held by our named executive officers at December 31, 2018.
		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)
Steven H. Rouhandeh	12/14/2017	30,000	90,000(2)	$16.00	12/14/2027	—	$—
	12/13/2016	100,000	100,000(2)	$4.45	12/13/2026	—	$—
	2/11/2016	141,667	58,333(2)	$2.31	2/11/2026	—	$—
	5/11/2015	125,000	—	$7.34	5/11/2025	—	$—
	3/7/2014	80,000	—	$18.50	3/7/2024	—	$—
	5/11/2015	—	—	$—	—	375,000(2)	$2,677,500
João Siffert, M.D.	10/24/2018	—	180,000(3)	$9.23	10/24/2028	—	$—
Timothy J. Miller, Ph.D.	12/14/2017	22,500	67,500(4)	$16.00	12/14/2027	—	$—
	12/13/2016	75,000	75,000(4)	$4.45	12/13/2026	—	$—
	2/11/2016	106,250	43,750(4)	$2.31	2/11/2026	—	$—
	5/11/2015	358,333	41,667(4)	$7.34	5/11/2025	—	$—
Frank Carsten Thiel, Ph.D.		—	—(5)	$—		—	$—

(1)
On December 31, 2018, the closing price of our Common Stock as quoted on the Nasdaq was $7.14 per share.

(2)
Mr. Rouhandeh’s options to purchase shares of Common Stock will vest in the following periods: 120,000 options at $16.00 per share will be fully vested in December 2021; 200,000 options at $4.45 per share will be fully vested in December 2020; and 200,000 options at $2.31 per share will be fully vested in February 2020. Mr. Rouhandeh’s 375,000 shares of Common Stock will vest in May 2019; these shares were granted to Mr. Rouhandeh in May 2015.

(3)
Dr. Siffert’s options to purchase shares of Common Stock will vest in October 2022.

(4)
Dr. Miller’s options to purchase shares of Common Stock will vest in the following periods: 90,000 options at $16.00 per share will be fully vested in December 2021; 150,000 options at $4.45 per share will be fully vested in December 2020; 150,000 options at $2.31 per share will be fully vested in February 2020; and 400,000 options at $7.34 per share will be fully vested in May 2019.

(5)
Dr. Thiel was granted options on March 29, 2018 to purchase 350,000 shares of our Common Stock in accordance with his employment agreement. This award was forfeited in conjunction with Dr. Thiel’s termination from the Company.

Compensation Pursuant to Agreements and Plans
Employment Agreements
Executive Chairman
Steven H. Rouhandeh, our Chairman of the Board, was named by the Board as Executive Chairman effective January 1, 2015. Mr. Rouhandeh currently does not have an employment agreement with the Company. Mr. Rouhandeh was entitled to a base salary of  $386,000 from January 1, 2017 to April 1, 2018. From April 1, 2018 to December 31, 2018, he was entitled to an annual base salary of  $555,000. Effective January 1, 2019, he is entitled to an annual base salary of  $571,650. Mr. Rouhandeh is entitled to receive a target annual bonus opportunity equal to 50% of his base salary. The amount of the annual bonus actually paid will depend on the extent to which the performance goals are achieved or exceeded as determined by the Company’s Board of Directors. Mr. Rouhandeh is entitled to similar employee benefits as our other executive officers.

On December 14, 2017, Mr. Rouhandeh was granted stock options to purchase 120,000 shares of our Common Stock at $16.00 per share, which will fully vest in December 2021.
Chief Executive Officer
Dr. Siffert had entered into an employment agreement with the Company when he joined as Head of Research and Development and Chief Medical Officer in October 2018. Pursuant to the terms of that employment agreement, Dr. Siffert was entitled to receive an annual base salary of  $450,000 and a target annual bonus opportunity equal to 45% of his base salary. The amount of the annual bonus actually paid would depend on the extent to which the performance goals are achieved or exceeded as determined by the Company’s Board of Directors. In accordance with the terms of that employment agreement, Dr. Siffert received a $190,000 sign-on bonus with $95,000 paid within 30 days after the start of his employment and $95,000 paid within 120 days after the start of his employment and stock options to purchase 180,000 shares of our Common Stock, and stock options to purchase 60,000 shares of our Common Stock in January 2019.
Effective November 26, 2018, the Board appointed Dr. Siffert to serve as Interim Chief Executive Officer. Dr. Siffert continued to oversee research and development while serving as Interim Chief Executive Officer. In connection with his appointment as Interim Chief Executive Officer, Dr. Siffert and the Company entered into an agreement providing that he would receive an increased annualized salary of  $550,000 in respect of a six-month period during which he was expected to serve in that position, commencing November 26, 2018. Other than the interim base salary, Dr. Siffert’s initial agreement with the Company, dated September 28, 2018 remained in place during the period he was to serve as Interim Chief Executive Officer.
Effective February 11, 2019, the Board appointed Dr. Siffert to serve as Chief Executive Officer and a director of the Company. In his new role as Chief Executive Officer, Dr. Siffert continues to receive an annual base salary of  $550,000 and is eligible for an annual discretionary bonus with a target of 50% of his annual base salary. In addition to the stock options to purchase 240,000 shares of the Company’s common stock that Dr. Siffert received pursuant to his prior appointment as Head of Research and Development and Chief Medical Officer, Dr. Siffert was granted stock options to purchase 110,000 shares of the Company’s common stock pursuant to the Company’s 2015 Equity Incentive Plan, with 25% vesting on February 11, 2020 and the remaining 75% vesting in 36 equal monthly installments thereafter. Dr. Siffert is eligible to participate in all employee benefit plans that the Company may establish for similarly situated employees, if and to the extent he is eligible pursuant to the terms of such plans and Company policies, which may be modified by the Company at its discretion. Dr. Siffert does not receive any additional compensation for his role as a Director of the Company.
Dr. Siffert and the Company may each terminate Dr. Siffert’s employment for any reason upon written notice to the other party. If Dr. Siffert’s employment is terminated by the Company other than for Cause, or by Dr. Siffert for Good Reason (as each term is defined in his employment agreement), Dr. Siffert will be entitled to (i) a payment equal to the sum of his base salary plus his target annual bonus opportunity; (ii) payment equal to the cost of the premium for his health coverage under the Company’s health plan for him and his dependents for the 12-month period following his termination date; (iii) a pro-rata annual bonus that would otherwise have been awarded to him, based upon the achievement of applicable performance goals for the year in which the termination occurs; and (iv) accelerated vesting of his unvested options to purchase common stock as if he had continued his employment with the Company for 12 months following the termination date. The Company’s obligations in the preceding sentence are conditioned upon, among other things, Dr. Siffert’s execution and nonrevocation of a release of claims in favor of the Company and its affiliates.
President and Chief Scientific Officer
We are a party to an employment agreement with Timothy J. Miller, PhD, as President and Chief Scientific Officer, effective as of March 29, 2018. Dr. Miller had served as our President and Chief Executive Officer from May 15, 2015 until March 29, 2018. Dr. Miller’s employment agreement may be renewed automatically every year. Dr. Miller was entitled to an annual base salary of  $375,000 from January 1, 2017 to March 29, 2018. From March 30, 2018 to December 31, 2018, he was entitled to an annual base salary of

$450,000. Effective January 1, 2019, he is entitled to an annual base salary of  $463,500. Dr. Miller is entitled to receive a target annual bonus opportunity equal to 30% of his base salary. The amount of the annual bonus actually paid will depend on the extent to which the performance goals are achieved or exceeded as determined by the Board. Dr. Miller is entitled to similar employee benefits as our other executive officers.
On December 14, 2017, Dr. Miller was granted stock options to purchase 90,000 shares of our Common Stock at $16.00 per share, which will fully vest in December 2021.
Chief Financial Officer
The Board appointed Christine Berni Silverstein as Chief Financial Officer effective January 7, 2019. She is entitled to an annual base salary of  $350,000, effective January 7, 2019. Ms. Silverstein is entitled to receive a target annual bonus opportunity equal to 30% of her base salary. The amount of the annual bonus actually paid will depend on the extent to which the performance goals are achieved or exceeded as determined by the Company’s Board of Directors. On January 7, 2019, Ms. Silverstein received stock options to purchase 20,000 shares of our Common Stock. Ms. Silverstein is eligible to participate in all employee benefit plans that the Company may establish for similarly situated employees, if and to the extent she is eligible pursuant to the terms of such plans and Company policies, which may be modified by the Company at its discretion.
Chief Accounting Officer
The Board appointed Edward Carr as Chief Accounting Officer effective January 7, 2019. He is entitled to an annual base salary of  $275,000, effective January 7, 2019. Mr. Carr is entitled to receive a target annual bonus opportunity equal to 30% of his base salary. The amount of the annual bonus actually paid will depend on the extent to which the performance goals are achieved or exceeded as determined by the Board. Mr. Carr is eligible to participate in all employee benefit plans that the Company may establish for similarly situated employees, if and to the extent he is eligible pursuant to the terms of such plans and Company policies, which may be modified by the Company at its discretion.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and holders of more than 10% of our Common Stock to file with the SEC initial reports of ownership of securities and reports of changes in ownership of such securities. Directors, officers and 10% holders are required by SEC rules to furnish us with copies of all of the Section 16(a) reports they file.
During the 2018 fiscal year, the following Section 16(a) reports were not filed timely: (1) Dr. Siffert was late in filing a Form 3 and has not filed a Form 4 to report one transaction, (2) Mr. Carr was late in filing a Form 3 and has not filed a Form 4 to report one transaction, (3) Dr. Howell was late in filing a Form 3 and has not reported 21 transactions or filed a Form 4 for those transactions and (4) Dr. Wider has not filed one Form 4 to report one transaction.
Compensation Committee Interlocks and Insider Participation
None of our executive officers serves as a member of the Board or Compensation Committee, or other committee serving an equivalent function, of any other entity that has one or more of its executive officers serving as a member of our Board or Compensation Committee. None of the current members of our Compensation Committee has ever been an employee of Abeona or any subsidiary of Abeona.
COMPENSATION COMMITTEE DISCUSSION ON EXECUTIVE COMPENSATION
The Compensation Committee operates under a written charter adopted by the Board and is responsible for making all compensation decisions for the Company’s directors and named executives including determining base salary and annual incentive compensation amounts and recommending stock option grants and other stock-based compensation under our equity incentive plans. The Compensation Committee charter can be found on our website at www.abeonatherapeutics.com under “Investor & Media — Corporate Governance — Governance Documents.”

PROPOSAL 1
ELECTION OF DIRECTORS
Our Certificate of Incorporation and Bylaws presently provide that our Board shall consist of between three to 15 members, shall be divided into three classes as nearly equal in number as possible, and that each director shall serve for a term of three years and until his successor is elected and qualified or until his earlier resignation, death or removal. By resolution, the Board has set the number of its directors at seven directors. The term of office of one class of directors expires each year in rotation so that one class is elected at each annual meeting of stockholders for a three-year term. The Board presently consists of seven members.
Dr. Wider and Mr. Van Duyne are Class 1 directors with their terms set to expire at the annual meeting of stockholders in 2020.
Mr. Rouhandeh and Dr. Howell are Class 2 directors with their terms set to expire at the annual meeting of stockholders in 2021.
Mr. Alvino, Mr. Buono and Dr. Siffert are Class 3 directors with their terms set to expire at the Annual Meeting.
There is no family relationship among any of the directors or officers. The nominees have each consented to serve as a director and the Board has no reason to believe that either nominee will be unavailable for such service.
Nominees for Term Expiring at the Annual Meeting (Class 3 Directors)
Mr. Alvino, Mr. Buono and Dr. Siffert are Class 3 directors standing for election to the Board for a three-year term expiring at the 2022 annual meeting. Mr. Alvino, Mr. Buono and Dr. Siffert have served as directors since 2006, 2018, and 2019, respectively. The terms of Mr. Alvino, Mr. Buono and Dr. Siffert expire at the Annual Meeting. If elected at the Annual Meeting, they will serve for a term of three years expiring on the date of the annual meeting of stockholders in 2022. Each of the director nominees exemplifies how our Board values professional experience in business and our pharmaceutical industry as well as strong moral character. It is this strong and unique background and sets of skills that our Board believes provide it, as a whole, with a strong foundation of technical expertise. The terms of the four remaining directors will continue as indicated above.
Business and Experience of Nominees for Director
Mark J. Alvino, 51, became a director in March 2006 initially as a designee of SCO Capital Partners LLC and serves as Chair of the Audit Committee and the Compensation Committee. He is no longer a designee of SCO Capital Partners LLC since 2013. Mr. Alvino is currently President of Hudson Square Capital LLC, since October 2014. From 2013 to October 2014, Mr. Alvino was leading the LifeSciences efforts of Bradley Woods & Co. Ltd. Mr. Alvino was Managing Director for Griffin Securities from 2007 to 2013. He previously worked at Feinstein Kean Healthcare, an Ogilvy Public Relations Worldwide Company, where he was Senior Vice President, responsible for managing both investor and corporate communications programs for many private and public companies and acted as senior counsel throughout the agency’s network of offices. Prior to working at FKH, Mr. Alvino served as Vice President of Investor Relations and managed the New York Office of Allen & Caron, Inc., an investor relations agency. His base of clients included medical devices, biotechnology, and e-healthcare companies. Mr. Alvino also spent several years working with Wall Street brokerages including Ladenburg, Thallman & Co. and Martin Simpson & Co. Mr. Alvino’s qualifications to serve on our Board include his leadership skills and his experience in the areas of financial management and business strategy in the biopharmaceutical field.
Stefano Buono, 52, became a director in May 2018 and serves on the Nominating and Corporate Governance Committee. Mr. Buono is an accomplished Italian physicist and alumnus of The European Organization for Nuclear Research. Until January 2018, Mr. Buono was the Chief Executive Officer and

President of Advanced Accelerator Applications (AAA), an international radiopharmaceutical company he founded in 2002. During his tenure at AAA, the company expanded its presence to 13 countries, grew to 630 employees, established 21 manufacturing facilities, registered 8 diagnostic drugs and one therapeutic drug both in Europe and in the U.S., completed 13 acquisitions, and reached €150M in sales prior to the launch of its first therapeutic, Lutathera®, for the treatment of Neuroendocrine Tumors (NETs), an orphan disease. Among Mr. Buono’s many accomplishments were bringing AAA public in November 2015, on the Nasdaq. The company traded under the ticker symbol AAAP, until it was acquired by Novartis in January 2018. Mr. Buono currently provides advisory services to Novartis. Mr. Buono’s qualifications to serve on our Board include his executive skills and experiences with other pharmaceutical companies.
João Siffert, M.D., 55, joined Abeona as Head of Research and Development and Chief Medical Officer in October 2018, bringing 30 years of combined experience in the biopharmaceutical industry, clinical care, and academia. In February 2019, he was appointed Chief Executive Officer after serving in the role on an interim basis from November 2018. In February 2019, he was also appointed to the Board of Directors. Dr. Siffert has successfully led multiple drug development programs from pre-clinical to regulatory approvals and commercial launches in the U.S. and Europe and has held several scientific leadership positions in biotech and pharma, including programs in gene therapy. In 2017, Dr. Siffert was appointed to the Board of Directors of gene therapy developer AveXis Inc., which was subsequently acquired by Novartis. Dr. Siffert began his career in industry at Pfizer, where he held medical roles of increasing responsibility from 2002 to 2005. He served as Chief Medical Officer of Avera Pharmaceuticals from 2005 to 2007, before holding the same position at Ceregene from 2007 to 2011, where he was responsible for clinical development of adeno-associated viral (AAV2)-based gene therapies for Parkinson’s and Alzheimer’s diseases. Dr. Siffert also led the R&D, medical, regulatory, compliance, manufacturing and quality organizations at Avanir Pharmaceuticals from 2011 to 2016. Most recently, he was the Chief Scientific and Medical Officer for Nestle Health Science, where he led translational research, clinical development and operations, regulatory, medical affairs, and health economics from 2016 until October 2018. Before joining the industry, Dr. Siffert spent seven years in academic practice as a neuro-oncologist. Dr. Siffert earned his M.D. from the University of São Paulo, Brazil, as well as an M.B.A. from Columbia University. He completed medical residencies in pediatrics at New York University (NYU) School of Medicine and in neurology at Harvard Medical School, followed by a fellowship in neuro-oncology at NYU. The American Board of Neurology and Psychiatry certified Dr. Siffert in 1996. Dr. Siffert’s qualifications to serve on our Board include his experience as a medical doctor in oncology, his experience as director of several biotech companies and his executive skills and experiences with other biopharmaceutical companies.
Nomination and Election of Directors
When seeking candidates for director, the Nominating and Corporate Governance Committee may solicit suggestions from incumbent directors, management or others. After conducting an initial evaluation of a candidate, the committee will interview that candidate if it believes the candidate might be suitable to serve as a director. The committee may also ask the candidate to meet with Company management. If the committee believes a candidate would be a valuable addition to the Board and there is either a vacancy on the Board or the committee believes it is in the best interests of the Company and our stockholders to increase the number of Board members to elect that candidate, it will recommend to the full Board that candidate’s election. Mr. Rouhandeh was initially appointed to the Board as a result of contractual obligations of the Company.
Before nominating a sitting director for reelection at an annual stockholder meeting, the committee will consider the director’s performance on the Board and whether the director’s reelection would be in the best interests of the Company’s stockholders and consistent with the Company’s corporate governance guidelines and continued compliance with applicable law, rules and regulations.

The Board believes that it should be comprised of directors with diverse and complementary backgrounds, and that directors should have expertise that, at a minimum, may be useful to the Company and may contribute to the success of the Company’s business. Directors also should possess the highest personal and professional ethics and should be willing and able to devote an amount of time sufficient to effectively carry out their duties and contribute to the success of the Company’s business. When considering candidates for director, the committee takes into account a number of factors, including:
•
Independence from management;

•
Age, gender and ethnic background;

•
Relevant business experience;

•
Judgment, skill and integrity;

•
Existing commitments to other businesses;

•
Potential conflicts of interest;

•
Corporate governance background;

•
Financial and accounting background;

•
Executive compensation background; and

•
Size and composition of the existing Board.

The Nominating and Corporate Governance Committee will consider additional candidates for director suggested by stockholders by considering the foregoing criteria and the additional information referred to below. Stockholders wishing to suggest a candidate for director should write to the Company, c/o Investor Relations, 1330 Avenue of the Americas, 33rd Floor, New York, New York 10019. When submitting candidates for nomination to be elected at the Company’s annual meeting of stockholders, stockholders must follow the notice procedures, which are described under the heading “Submission of Nominations and Proposals for the 2020 Annual Meeting” and include the following:
•
The name and address of the stockholder and a statement that he, she or it is a stockholder of the Company and is proposing a candidate for consideration by the committee;

•
The number of shares of Company capital stock owned by the stockholder as of the record date for the applicable annual stockholder meeting (if such date has been announced) and as of the date of the notice, and length of time such stockholder has held such shares;

•
The name, age and address of the candidate;

•
A description of the candidate’s business and educational experience;

•
The class and number of shares of Company capital stock, if any, owned by the candidate, and length of time such candidate has held such shares;

•
Information regarding each of the foregoing criteria the Board generally considers, other than the factor regarding Board size and composition, sufficient to enable the committee to evaluate the candidate;

•
A description of any relationship between the candidate and any customer, supplier or competitor of the Company or any actual or potential conflict of interest;

•
A description of any relationship or understanding between the stockholder and the candidate;

•
A statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected;

•
A statement as to whether the director is independent under applicable SEC and Nasdaq rules; and

•
Such other information regarding each nominee that would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC.

For Proposal 1, directors will be elected by a plurality of shares present in person or represented by proxy at the Annual Meeting, which means that the three individuals receiving the highest number of  “FOR” votes will be elected director. For Proposal 1, stockholders may vote “FOR ALL NOMINEES,” “WITHHOLD AUTHORITY FOR ALL NOMINEES,” or “FOR ALL EXCEPT.” Withhold votes will have no effect on the voting results of Proposal 1. Broker non-votes, if any, will be disregarded and will have no effect on the outcome of the vote for Proposal 1.
The Board recommends that the stockholders vote “FOR ALL NOMINEES” for Class 3 Director.
Information With Respect to Other Directors
Directors Whose Term Expires at the Annual Meeting in 2020 (Class 1 Directors)
Richard Van Duyne, 65, became a director in May 2018 and serves as Chair of the Nominating and Corporate Governance Committee and as a member of the Audit Committee. Mr. Van Duyne has held executive-level business development positions with Warner-Lambert, Med-Pointe, and Pharmacia, before joining Daiichi Sankyo in 2003 as Global Head of Business Development, working directly with senior management in Tokyo, the U.S. and Europe on key licensing and business development projects. From April 2013 through November 2017, he served in a senior advisor role, working with the CEO on special projects. He continues to work with Daiichi Sankyo as a consultant. Mr. Van Duyne serves on the boards of Daiichi Sankyo Inc. (the wholly-owned U.S. subsidiary of Daiichi Sankyo) and Bionpharma Inc., a privately-held generics company based in Princeton, N.J. Mr. Van Duyne received his B.S. in Economics from the University of Pennsylvania, his M.B.A. from the Wharton Graduate Division, University of Pennsylvania and his J.D. from Stanford University. Mr. Van Duyne’s qualifications to serve on our Board include his extensive domestic and international financial experience in the healthcare industry.
Todd Wider, M.D., 54, became a director in May 2015 and serves as a member of the Audit Committee and Compensation Committee. Dr. Wider is a surgeon and has served as consultant to numerous entities in the biotechnology space. Dr. Wider holds an M.D. from Columbia College of Physicians and a B.A. from Princeton University. Dr. Wider’s qualifications to serve our Board include his biotechnology expertise as well as his experience as a surgeon.
Directors Whose Terms Expire at the Annual Meeting in 2021 (Class 2 Directors)
Steven H. Rouhandeh, 62, became our Executive Chairman (principal executive officer), on January 1, 2015. Mr. Rouhandeh has been a director and Chairman of the Board since March 4, 2008. He has been Chief Investment Officer of SCO Capital Partners, a group of New York based life sciences funds since 1997. Mr. Rouhandeh possesses a diverse background in financial services that includes experience in asset management, corporate finance, investment banking and law. He has been active throughout recent years as an executive in venture capital and as a founder of several companies in the biotech field. His experience also includes positions as Managing Director of a private equity group at Metzler Bank, a private European investment firm and Vice President, Investment Banking at Deutsche Bank. Mr. Rouhandeh was also a corporate attorney at New York City-based Cravath, Swaine & Moore. Mr. Rouhandeh holds a J.D. from Harvard Law School, Harvard University and a B.A. Political Science from Southern Illinois University. Mr. Rouhandeh’s qualifications to serve on our Board include his institutional knowledge of our Company and his extensive domestic and international financial experience in the healthcare industry.
Stephen B. Howell, M.D., 74, has served as our director since 1996 and serves as a member of the Compensation Committee and the Nominating and Corporate Governance Committee. Dr. Howell is a member of the Compensation Committee and Nominating and Corporate Governance Committee of the Board. Dr. Howell has been Professor of Medicine at the University of California, San Diego since 1977, and director of the Cancer Pharmacology Program of the UCSD Cancer Center since 2006. Dr. Howell is a recipient of the Milken Foundation prize for his contributions to the field of cancer chemotherapy. He has served on the National Research Council of the American Cancer Society and is on the editorial boards of multiple medical journals. Dr. Howell founded DepoTech, Inc. and served as a member of its board of directors from 1989 to 1999. Dr. Howell served on the board of directors of Matrix Pharmaceuticals from 2000 to 2002. Dr. Howell received his A.B. at the University of Chicago and his M.D. from Harvard

Medical School. Dr. Howell’s qualifications to serve on our Board include his technical expertise and strong commitment to promoting and advancing innovation in the healthcare industry as well as his experience as a medical doctor in oncology, his experience as director of several biotech companies and his executive skills and experience as a founder of a biotech company.
Executive Officers
Please refer to the section above, “Business and Experience of Nominees for Director” for information related to Dr. Siffert.
Timothy J. Miller, Ph.D., 47, became our President and Chief Scientific Officer on March 29, 2018. Dr. Miller was our President and Chief Executive Officer from May 15, 2015 to March 29, 2018. Dr. Miller was President & CEO of Abeona Therapeutics LLC from 2013 to 2015. He has 19 years of scientific research, product development, regulatory and clinical operations expertise, with a focus on transitioning novel biotherapeutics through pre-clinical phases and into Phase 1 and 2 human clinical trials. Dr. Miller was President & CEO of Red5 Pharmaceuticals from 2013 until 2015 and was Vice President, Business Development of BioEnterprise Inc. in 2015. He was Senior Director of Product Development at SironRX Therapeutics from 2010 to 2013. Between 1996 and 2010, Dr. Miller held various positions at several companies focusing on gene therapy and regenerative medicine. Dr. Miller earned his PhD in Pharmacology with a focus on Gene therapy/Cystic Fibrosis from Case Western University. He also holds a B.S. in Biology and M.S. in Molecular Biology from John Carroll University (Cleveland, OH). Dr. Miller’s qualifications to serve in his capacity include his leadership skills and his experience in the areas of scientific research, product development, regulatory and clinical operations in the biopharmaceutical field.
Christine Berni Silverstein, 36, became our Chief Financial Officer on January 7, 2019. Ms. Silverstein transitioned to Chief Financial Officer from Senior Vice President of Finance & Investor Relations, in January 2019 and brings 15 years of experience in capital markets strategy, financial services, investor relations and healthcare media communications to the Company. Prior to joining Abeona, she served as Head of Investor Relations at Relmada Therapeutics, Inc., a clinical stage, publicly-traded specialty pharmaceutical company. Before that, Ms. Silverstein was a Managing Director at SCO Financial Group, a New York-based corporate advisory firm, where she focused efforts on helping clients build robust investor relations infrastructures and providing strategic financial counsel. Earlier in her career, she held senior positions at two boutique New York investor and public relations agencies, The Investor Relations Group (IRG) and Corporate Profile LLC. Ms. Silverstein’s core focus during her agency tenure included consulting C-level management on capital markets strategies, media, fundraising initiatives, crisis management and regulatory issues. She began her career in the financial services as a registered investment advisor (RIA) at Royal Alliance Associates before moving to the investor and corporate relations industry. A member of the National Investor Relations Institute, Ms. Silverstein holds a B.S. from the Peter Tobin College of Business at St. John’s University.
Edward Carr, 49, became our Chief Accounting Officer on January 7, 2019. Mr. Carr joined Abeona in 2018 as Vice President, Controller, bringing more than 25 years of corporate public accounting experience to the Company. Most recently, he served as Vice President and Assistant Controller at Coty Inc., a publicly-listed multinational company. Mr. Carr has significant experience managing various accounting, financial reporting, internal controls, tax and treasury matters. Prior to Coty, he served for more than 10 years as Chief Accounting Officer at Foster Wheeler AG. Mr. Carr, who is a Certified Public Accountant, began his career at Ernst & Young LLP. He holds a B.S. and Master of Professional Accountancy from West Virginia University.

PROPOSAL 2
ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) enables our stockholders to vote to approve, on an advisory (nonbinding) basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC’s rules. Our executive compensation programs are designed to attract, motivate, and retain our management talent, including the named executive officers and to reward them for strong Company performance and successful execution of our key business plans and strategies. Under these programs, our named executive officers are rewarded for the achievement of specific annual, long-term and strategic goals and the realization of increased stockholder value. The Compensation Committee of the Board of Directors regularly reviews the Company’s compensation programs to confirm that they are achieving these goals. Please read the “Executive Compensation” above, for additional information about the compensation of our named executive officers in 2018.
We are asking our stockholders to indicate their support for our named executive officer compensation for fiscal year 2018 as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation for the most recently completed fiscal year. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices as described in this proxy statement. While this vote is non-binding on us, our Compensation Committee values the opinions of our stockholders and will take into consideration the outcome of the vote when considering future executive compensation arrangements. Accordingly, our Board recommends stockholders to vote “FOR” the following resolution at the Annual Meeting:
“RESOLVED, that the compensation paid to the Company’s named executive officers during the fiscal year ended December 31, 2018, as disclosed pursuant to Item 402 of Regulation S-K, including compensation tables and narrative discussion, is hereby APPROVED on an advisory basis.”
Proposal 2 will be approved on an advisory basis upon the affirmative vote of a majority of the outstanding shares of Common Stock present in person or by proxy at the Annual Meeting and entitled to vote on the proposal. Stockholders may vote “FOR” or “AGAINST,” or “ABSTAIN” from voting. Abstentions will have the effect of a vote “AGAINST” this proposal. Broker non-votes, if any, will be disregarded and will have no effect on the outcome of the vote for Proposal 2.
The Board recommends that the stockholders vote “FOR” the advisory approval of the compensation of our named executive officers as set forth in this Proxy Statement for the Annual Meeting.

PROPOSAL 3
RATIFICATION OF APPOINTMENT OF WHITLEY PENN, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Whitley Penn LLP, an independent registered public accounting firm, has been our independent registered public accounting firm since September 2006. The Board has recommended that the stockholders ratify the reappointment of Whitley Penn LLP as the Company’s independent registered public accounting firm for the current year, fiscal year 2019.
A representative of Whitley Penn LLP is not expected to be present at the Annual Meeting but will be available to respond to appropriate questions in writing.
Ratification by stockholders is not required. If Proposal 3 is not approved by the stockholders, the Board does not plan to change the appointment for fiscal year 2019 but will consider such vote in selecting our independent registered public accounting firm for fiscal year 2020.
Proposal 3 will be approved upon the affirmative vote of a majority of shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposal voting together. Abstentions will have the effect of a vote “AGAINST” Proposal 3. Broker non-votes, if any, will be disregarded and will have no effect on the outcome of the vote for Proposal 3.
The Board recommends that the stockholders vote “FOR” the ratification of the appointment of Whitley Penn, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019.
REPORT OF THE AUDIT COMMITTEE
In fulfilling its oversight responsibility, the Audit Committee reviewed and discussed our audited 2018 year-end financial statements with management and with Whitley Penn, LLP, our independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by the Public Company Accounting Oversight Board (PCAOB) Auditing Standard No. 16, Communications with Audit Committees. In addition, the Audit Committee received from the independent registered public accounting firm written disclosures and the letter required by the applicable standards of the PCAOB. The Audit Committee also discussed with the independent registered public accounting firm the auditors’ independence from management and the Company, including a review of audit and non-audit fees and the matters covered by the written disclosures and letter provided by the independent registered public accounting firm.
The Audit Committee discussed with Whitley Penn, LLP the overall scope and plans for the audit. The Audit Committee met with Whitley Penn, LLP to discuss the results of its audit and reviews, its evaluations of the Company and its personnel, our internal controls, and the overall quality of our financial reporting.
Based on the reviews and discussions referred to above, the Audit Committee reviewed and recommended to the Board that our audited 2018 year-end financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2018, for filing with the Securities and Exchange Commission.
The foregoing Audit Committee Report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent the Company specifically incorporates it by reference into such future filings.
AUDIT COMMITTEE
Mark J. Alvino, Chairman
Richard Van Duyne
Todd Wider

INDEPENDENT AUDITOR FEES
The following table presents fees for professional audit services rendered by Whitley Penn LLP for the audit of our annual financial statements for the years ended December 31, 2018 and December 31, 2017, and fees billed for other services rendered during the respective periods.
Types of Fees	2018	2017
Audit Fees(1)	$230,000	$146,000
Audit-Related Fees(2)	$17,000	$31,000
Tax Fees	$0	$0
All Other Fees	$0	$0

(1)
Audit fees for 2018 and 2017 were for professional services rendered for the audit of our financial statements for the fiscal year and reviews of our quarterly financial statements included in our Form 10-Q filings.

(2)
Audit-related fees are for services related to our registration statements on Forms S-1 and S-3, audit of our subsidiary Abeona Therapeutics LLC and other fees.

All decisions regarding the selection of an independent registered public accounting firm and approval of accounting services and fees are made by our Audit Committee in accordance with the provisions of the Sarbanes-Oxley Act of 2002 and related SEC rules.
The Audit Committee selected Whitley Penn LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019. Whitley Penn LLP has served as Abeona’s independent registered public accounting firm since September 2006.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm
The Audit Committee pre-approves all audit and non-audit services provided by the independent registered public accounting firm prior to the engagement with respect to such services. The Audit Committee approved all of the services listed under the preceding captions “Audit Fees,” “Audit-Related Fees,” “Tax Fees” and “All Other Fees.”
OTHER MATTERS
As of the date of this proxy statement, the Board is not aware of any matters to be presented for consideration at the Annual Meeting other than those referred to above. If  (i) any matters not within the knowledge of the Board as of the date of this proxy statement should properly come before the Annual Meeting; (ii) a person not named herein is nominated at the Annual Meeting for election as a director because a nominee named herein is unable to serve or for good cause will not serve; (iii) any proposals properly omitted from this proxy statement and the form of proxy, subject to applicable laws and our Certificate of Incorporation and Bylaws, should come before the Annual Meeting; or (iv) any matters should arise incident to the conduct of the Annual Meeting, then the proxies will be voted by the persons named in the enclosed form of proxy, or their substitutes acting thereunder, in accordance with the recommendations of the Board, or, if no such recommendations are made, in accordance with their best judgment.

SUBMISSION OF NOMINATIONS AND PROPOSALS FOR THE 2020 ANNUAL MEETING
The 2020 annual meeting of stockholders is expected to be held on or about May 14, 2020. The Board will make provisions for the presentation of proposals submitted by eligible stockholders who have complied with the relevant rules and regulations of the SEC as well as those contained in our Certificate of Incorporation and Bylaws. These requirements are summarized above under the heading Nomination and Election of Directors. Stockholder proposals to be included in the proxy statement for the 2020 annual meeting of stockholders must be received by the Company no later than December 20, 2019. Additionally, with respect to nominations and proposals to be presented at the 2020 annual meeting of stockholders outside of the processes of Rule 14a-8 under the Exchange Act, we must receive such nominations for the election of directors or proposals no later than January 15, 2020.
STOCKHOLDERS Sharing an Address or Household
Only one copy of our annual report and proxy statement is being delivered to multiple security holders sharing an address unless we have received instructions to the contrary from one or more of the stockholders.
We will deliver promptly upon written or oral request a separate copy of our annual report and proxy statement to any stockholder at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of our annual report and proxy statement, or if two stockholders sharing an address have received two copies of any of these documents and desire to only receive one, you may write to the Company, c/o Investor Relations, at our principal executive offices at 1330 Avenue of the Americas, 33rd Floor, New York, NY 10019 or call the Company at 646-813-4712.
Cost and Method of Solicitation
We will pay the cost of soliciting proxies. Proxies may be solicited on behalf of the Company by directors, officers or employees of Abeona in person or by telephone, email or other electronic means. As required by the SEC, we also will reimburse brokerage firms and other custodians, nominees and fiduciaries for their expenses incurred in sending proxies and proxy materials to beneficial owners of our Common Stock.
Form 10-K
Our annual report on Form 10-K for the 2018 fiscal year is available without charge to each stockholder, upon written request to the Company, c/o Investor Relations, at our principal executive offices at 1330 Avenue of the Americas, 33rd Floor, New York, NY 10019 and is also available on our website at http://www.abeonatherapeutics.com under the heading “Investor & Media — SEC Filings.”

ANNUAL MEETING OF STOCKHOLDERS OF
ABEONA THERAPEUTICS INC.
Tuesday, May 28, 2019
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD ON MAY 28, 2019
The Notice of Meeting, proxy statement and fiscal 2018 annual report are available at http://shareholdermaterial.com/abeo
Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.
(Please detach along perforated line and mail in the envelope provided)
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THE BOARD RECOMMENDS A VOTE “FOR ALL NOMINEES”
LISTED IN PROPOSAL 1,
“FOR” PROPOSAL 2, and “FOR” PROPOSAL 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE. ☒
1.
Election of three Class 3 Directors for a three-year term.

☐ FOR ALL NOMINEES	NOMINEES: _________ Mark J. Alvino _________ Stefano Buono _________ Dr. João Siffert
☐ WITHHOLD AUTHORITY FOR ALL NOMINEES
☐ FOR ALL EXCEPT (see instructions below)
(INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the space provided next to each nominee you wish to withhold, as shown here: ☒
To cumulate your vote for one or more of the above nominees, write the manner in which such votes shall be cumulated in the space to the right of the nominee(s) name(s). If you are cumulating your vote, do not mark the box. If you wish to cumulate your votes, you must vote by using the proxy card rather than voting by telephone or the Internet.
2. Approve, on an advisory basis, the compensation of our named executive officers.	FOR ☐	AGAINST ☐	ABSTAIN ☐
3. Ratify the appointment of Whitley Penn LLP as our independent registered public accountant for the fiscal year ending December 31, 2019.	FOR ☐	AGAINST ☐	ABSTAIN ☐
To transact such other business as may properly come before the meeting or any adjournment thereof.
IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR ALL NOMINEES” LISTED IN PROPOSAL 1, “FOR” PROPOSAL 2, AND “FOR” PROPOSAL 3.
PLEASE MARK, SIGN AND DATE BELOW AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.
Proxies will also be accepted by transmission of a facsimile provided that such facsimile contains sufficient information from which it can be determined that the transmission was authorized by the stockholder delivering such Proxy. Telegrams or cablegrams may be addressed to American Stock Transfer & Trust Company at the address appearing on the attached envelope or via telecopy at 718-765-8730.
Shares Held: _______
THIS PROXY IS SOLICITED ON BEHALF OF ABEONA THERAPEUTICS INC.’S BOARD OF DIRECTORS AND MAY BE REVOKED BY THE STOCKHOLDER PRIOR TO BEING VOTED AT THE 2019 ANNUAL MEETING OF STOCKHOLDERS BY SUBMITTING ANOTHER PROXY BEARING A LATER DATE OR BY GIVING NOTICE IN WRITING TO OUR SECRETARY NOT LATER THAN THE DAY PRIOR TO THE ANNUAL MEETING.
Signature of Stockholder __________ Date ________ Signature of Stockholder _________ Date ________
NOTE:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ABEONA THERAPEUTICS INC.
1330 Avenue of the Americas, 33rd Floor, New York, NY 10019
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned stockholder, having received the Notice of Annual Meeting of Stockholders and proxy statement dated April 18, 2019, and revoking any proxy heretofore given, hereby appoints Neena M. Patil, General Counsel and Corporate Secretary for the Corporation and Edward Carr, Chief Accounting Officer or either of them, proxies of the undersigned with full power of substitution, to cumulate votes and to vote all shares of Common Stock of Abeona Therapeutics Inc. that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held Tuesday, May 28, 2019 at 10:00 a.m., local time, at the offices of Abeona Therapeutics Inc., 1330 Avenue of the Americas, 33rd Floor, New York, NY 10019, 646-813-4712 or any postponement or adjournment thereof.
This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted “FOR ALL NOMINEES” listed in Proposal 1, “FOR” Proposal 2, and “FOR” Proposal 3.
In their discretion, the named proxies are authorized to vote on any other matters that may properly come before the Annual Meeting or any postponement or adjournment thereof as set forth in the proxy statement.
(continued and to be signed on the reverse side)